UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2014

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The following information is being "furnished" in accordance with General Instruction B.2. of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth by specific reference in such filing.

In connection with LuAnn Via joining the Company as President and Chief Executive Officer on November 26, 2012, Ms. Via was granted an annual incentive inducement award for fiscal 2013, consisting of a non-qualified stock option to purchase 500,000 shares of the Company's common stock in lieu of participation in the Company's annual cash incentive program for fiscal 2013. As reported on a Form 4 filed July 2, 2014, on June 30, 2014, Ms. Via exercised all 500,000 options subject to such award and used 353,365 shares acquired upon exercise to pay the exercise price and to satisfy the applicable payroll and withholding taxes due upon the exercise. Of the remaining 146,635 shares, (i) Ms. Via has retained ownership of 66,635 shares, as the option exercise is intended to convert a portion of her option ownership into ownership of actual shares of the Company's stock, and (ii) as reported on the Form 4, Ms. Via sold 80,000 of these shares on the open market. In addition, Ms. Via informed the Company that the open market sales are being made for estate planning purposes and do not reflect a lack of confidence in the Company or its future. Ms. Via remains invested in the Company's continued success, as evidenced by the recent extension of the term of her employment agreement. Ms. Via currently owns 86,635 shares of the Company's common stock and has vested options, currently in the money, to acquire 500,000 shares of the Company's common stock.

Cautionary Statements. This filing and the exhibits include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could impair the Company's business are disclosed in the "Risk Factors" contained in the Company's Report on Form 10-K filed with the Securities and Exchange Commission on March 21, 2014. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: July 2, 2014	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

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